ASHPORT
                                  MUTUAL FUNDS
                                   PROSPECTUS
                               September 16, 2003


                                 LARGE CAP FUND

                               SMALL/MID CAP FUND

                            GLOBAL FIXED INCOME FUND


The Securities and Exchange Commission does not approve or disapprove these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Risk/Return Summary ....................................... 4

     Fund Expenses ............................................. 8

     Investment Objectives and Policies ........................11

     Additional Investment Policies ............................19

     Investment Adviser ........................................20

     Purchases and Redeeming Fund Shares .......................21

     Net Asset Value ...........................................22

     Classes of Fund Shares ....................................23

     Dividend and Distribution Information .....................24

     Taxes .....................................................25

     Financial Highlights ......................................25

     Privacy Information Statement .............................27

     For More Information ......................................28

This Prospectus contains important information you should know before investing in any Fund as a shareholder. This information is arranged into different sections for easy reading and future reference. Each Fund is a diversified, open-end investment company. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

RISK/RETURN SUMMARY

PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

LARGE CAP FUND

     The investment objective of the Large Cap Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing in common stock, securities convertible into common stock and other equity securities of large capitalized companies with market capitalizations of over 10 billion. The Adviser selects specific stocks that they believe have the potential for strong sales, earnings growth and capital appreciation. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. The Fund may also invest in non-U.S. securities.

     Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund's goal is to provide long-term growth of capital, the value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets move in cycles and this may cause the value of the Fund's equity securities to fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1calendar year and since inception compare to those of the S&P Barra

Life of the Fund (from 12/20/01-8/31/03) -7.622%

                                [GRAPHIC OMITTED]

                         2002                       2003
                       -28.80%                    -7.622%

     During the 1 year period shown in the bar chart for Class A shares, the highest return for a quarter was 13.60% (quarter ending12/31/02) and the lowest return for a quarter was -26.48% (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/1/02-8/31/03 was -7.622%.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown. As of the date of this prospectus, Class C Shares of the Funds have not had a full year of performance.

     Growth Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                            Past Year     From Inception on
                                                         12/20/01 to 8/31/03+
--------------------------------------------------------------------------------
Large Cap Fund Class A
Return Before Taxes                         - 28.805%         - 7.622%
--------------------------------------------------------------------------------
Large Cap Fund Class A
Return After Taxes on                       - 28.805%         - 7.622%
Distributions
--------------------------------------------------------------------------------
Large Cap Fund Class A
Return After Taxes on
Distrubutions                               - 28.805%         - 7.622%
and Sale of Fund Sales
--------------------------------------------------------------------------------
S&P Barra Growth Index*                     - 24.517%         - 8.477%
--------------------------------------------------------------------------------

+    Annualized.

* The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the S & P 500(R) Barra Growth Index do not include any sales charges, fees or other expenses.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact may be different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

SMALL/MID CAP FUND

     The investment objective of the Small/Mid Cap Fund is to achieve aboveaverage total return, consistent with reasonable risks. The Fund seeks to achieve its objective by investing primarily in common stock and other equity securities of "small and mid-capitalization" companies (with market capitalization between 300 million and 10 billion). The Adviser selects specific stocks that they believe are currently undervalued using certain financial measurements, such as their price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities.

     This Fund's investment objective causes it to be riskier than other funds and you could lose money. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing the rate of return for the last year and the year to date information compare to those of the S&P Mid Cap 400 Index(R), which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Life of the Fund (from 12/20/01-8/31/03) -.824%

                                [GRAPHIC OMITTED]

                         2002                       2003
                        -4.08%                     -2.30%

     During the periods shown in the bar chart for Class A shares,the highest return for a quarter was 5.51% (quarter ending 3/31/02) and the lowest return for a quarter was -8.42 % (quarter ending 9/30/02). The Fund's fiscal year end is November 30. The return from 12/ 1/02-8/31/03 was -.824.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                            Past Year     From Inception on
                                                         12/20/01 to 8/31/03+
--------------------------------------------------------------------------------
Small/Mid Cap Fund Class A
Return Before Taxes                         - 4.077%           - 0.824%
--------------------------------------------------------------------------------
Small/Mid Cap Fund Class A
Return After Taxes on Distributions         - 4.077%           - 0.824%
--------------------------------------------------------------------------------
Small/Mid Cap Fund Class A
Return After Taxes on Distributions
and Sale of Fund Shares                     - 4.077%           - 0.824%
--------------------------------------------------------------------------------
S& P Mid Cap 400*                          - 15.447%           - 3.911%
--------------------------------------------------------------------------------

+    Annualized.

* The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400(R) do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

GLOBAL FIXED INCOME FUND

     The objective of the Fund is to achieve high income and capital appreciation consistent with reasonable risk. This Fund seeks to achieve its objective by investing principally in debt securities of issuers located in the United States and outside of the United States will normally vary between 30% and 80% of the Fund's total assets. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. These investments include debt securities of both well-known and established and new and lesser known companies. The Fund invests primarily in securities of issuers lcoated in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund may hedge its exposeure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated "B" or higher by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortagage - or asset - backed securities.

     The Adviser seeks to manage the maturities of the securities in the portfolio in response to the anticipation of the movement of interest rates and relative yields. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other factors include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

     While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The principal risks of investing in this Fund are the following possibilities:

     o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;
     o Credit risk, which is the risk that the issuer will not make the interest or principal payments;
     o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled at a time when interest rates are lower;
     o    Risks of political, social and economic developments;
     o Foreign investment risk, which is the risk that foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies;
     o Currency risk, which is the risk that those currencies will decline in value relative to the U.S. dollar;
     o Exposure risk, wihich is the risk associated with investments (such as derivatives) or practices (such as short selling) taht increase the amount of money the Fund could gain or lose on an investment; and
     o Hedged; exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the fund may experience losses.

     The following chart and table illustrate the risk by showing variability of the Fund's returns by showing the rate of return for the period compare to those of the Lehman Brothers Aggregate Bond Index, which is a broad measure of market performance. Prior to September ,2003 the Fund was known as the Fixed Income Fund and was managed under different investment policies. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Life of the Fund (from 12/20/01-8/31/03) -1.975%

                                [GRAPHIC OMITTED]

                         2002                       2003
                        -2.32%                     -1.975%

     During the period shown in the bar chart for Class A shares, the highest return for a quarter was 2.59% (quarter ending 6/30/ 02) and the lowest return for a quarter was -2.69% (quarter ending 3/31/02). The Fund's fiscal year end is November 30. The return 12/1/02 - 8/31/03 was 1.975%.

     The annual returns referenced in the bar chart do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                            Past Year     From Inception on
                                                         12/20/01 to 8/31/03+
--------------------------------------------------------------------------------
Global Fixed Income Fund Class A
Return Before Taxes                        - 2.322%           - 1.975%
--------------------------------------------------------------------------------
Global Fixed Income Fund Class A
Return After Taxes on                      - 2.322%           - 1.975%
Distributions
--------------------------------------------------------------------------------
Global Fixed Income Fund Class A
Return After Taxes on
Distributions                              - 2.322%           - 1.975%
and Sale of Fund Shares
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index*                                 11.725%             9.148%
--------------------------------------------------------------------------------

+    Annualized.

* The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed, and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In this instance, the Fund produced a capital loss. All taxes were paid at the Fund level. Furthermore, there were no distributions throughout the year.

Actual after-tax returns may differ depending on an investor's tax situation. Thus, the tax impact maybe different than shown. Ashport is a multiple class fund. The returns are shown for one class of the Fund. Thus, actual returns may differ.

The Fund's shares are sold with a load fee. Load fees are not reflected in the chart. If shown, the return would be lower.

FUND EXPENSES

FEES, CHARGES AND EXPENSES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

     ---------------------------------------------------------------------------
     Shareholder Fees                                     Class A       Class C
     (fees paid directly from your investment)
     ---------------------------------------------------------------------------
     Maximum Sales Charge Imposed on purchases             4.75%         1.00%
     (as a percentage of offering price)
     ---------------------------------------------------------------------------
     Maximum sales charge (load) Imposed on Reinvested      None          None
     Dividends (as a percentage of net assets)
     ---------------------------------------------------------------------------
     Maximum deferred sales charge (as a percentage of      None          None
     original purchase price or redemption proceeds,
     as applicable)
     ---------------------------------------------------------------------------
     Redemption Fee                                         None          None
     (as a percentage of amount redeemed, if applicable) *
     ---------------------------------------------------------------------------
     Exchange Fee                                           None          None
     ---------------------------------------------------------------------------
     * Wire charges may apply to redemptions by wire. See details under the redemption section.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

     The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
Large Cap Fund               Class A    Class C    Example    Class A    Class C
--------------------------------------------------------------------------------
Management Fee                1.25%      1.25%      1 Year     $  733     $  433
--------------------------------------------------------------------------------
Distribution (12b-1)
and Service Fees(a)            .25%      1.00%     3 Years     $ 1229     $  944
--------------------------------------------------------------------------------
Other Expenses(b)             1.08%      1.08%     5 Years     $ 1820     $ 1840
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(c)         2.58%      3.33%    10 Years     $ 3371     $ 3280
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Small/Mid Cap Fund           Class A    Class C    Example    Class A    Class C
--------------------------------------------------------------------------------
Management Fee                1.25%      1.25%      1 Year     $  733     $  433
--------------------------------------------------------------------------------
Distribution (12b-1)
and Service Fees(a)            .25%      1.00%     3 Years     $ 1229     $  944
--------------------------------------------------------------------------------
Other Expenses(b)             1.08%      1.08%     5 Years     $ 1820     $ 1840
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(c)         2.58%      3.33%    10 Years     $ 3371     $ 3280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Global Fixed Income Fund     Class A    Class C    Example    Class A    Class C
--------------------------------------------------------------------------------
Management Fee                 .50%       .50%      1 Year     $  658     $  358
--------------------------------------------------------------------------------
Distribution (12b-1)           .25%      1.00%     3 Years     $ 1106     $  820
and Service Fees(a)
--------------------------------------------------------------------------------
Other Expenses(b)             1.08%      1.08%     5 Years     $ 1422     $ 1589
--------------------------------------------------------------------------------
Total Annual Fund             1.83%      2.58%    10 Years     $ 2492     $ 2420
Operating Expenses(c)
--------------------------------------------------------------------------------

(a) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(b) Other expenses include custody fees, administrative fees, legal and accounting expenses.
(c) The Adviser has undertaken, in writing, to limit Total Annual Fund Operating Expenses for each Fund to 3.5%. This arrangement will remain in place at least until October 31, 2003.

PURCHASE INFORMATION

     Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Securities, the Funds' distributor, or by contacting your securities dealer.

     The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

     The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of .25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
Net Asset Value:

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading.

The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.
--------------------------------------------------------------------------------

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees may change the Funds' non-fundamental policies without shareholder approval.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

LARGE CAP FUND

     The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

     The Large Cap Fund seeks to achieve its objective by investing primarily in
     U. S. common stocks, securities convertible into common stock and other equity securities (e.g. preferred stock and interests in master limited partnerships). It seeks to invest in well-known and established companies. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalizations of at least 10 billion at the time of purchase. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500(R) Index.

     The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised.

     INVESTMENTS. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes have strong sales, earnings growth and capital appreciation potential. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

SMALL/MID CAP FUND

     The  investment   objective  of  the  Small/Mid  Cap  Fund  is  to  achieve
     above-average total return, consistent with reasonable risks.

     The Fund seeks to achieve its investment objective by investing primarily in common stock and other equity securities of small and mid cap companies. The Adviser selects specific stocks that they believe are currently undervalued using certain financial measurements, such as their price-to-earnings ratios dividend income potential and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. Target companies normally have market capitalization of at least 300 million and less than 10 billion. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the S&P Mid-Cap and the Russell 2000 Indices.

     The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal, the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised.

     INVESTMENTS. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued. For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by writing covered call options on securities or stock indices.

                            NEW ACCOUNT APPLICATION
                              ASHPORT MUTUAL FUNDS
--------------------------------------------------------------------------------
     Please print.

1    REGISTRATION - INDIVIDUAL___ JOINT___ (SEE REVERSE)

ACCOUNT NAME(S)_________________________________________________________________
________________________________________________________________________________

COUNTRY OF RESIDENCE____________________________________________________________

2    SOCIAL SECURITY ___-__-____

3    ACCOUNT ADDRESS (SEE REVERSE)
All communication should be delivered to the address indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
TELEPHONE___________________________________________  E-MAIL____________________

4    INITIAL INVESTMENT
Payment must be made in U.S. dollars.

| |  Check enclosed for $__________ , payable to Ashport Mutual Funds

| |  Wire transfer for $_________________

Wire transfer payments should be made to the bank specified on the reverse side of this application.

5    INVESTMENT SELECTION (SEE REVERSE)
Indicate amount to be invested in each Fund.

| |  Ashport Global Fixed Income Fund   ("A" shares) $________
| |  Ashport Large Cap Fund             ("A" shares) $________
| |  Ashport Small/Mid Cap Fund         ("A" shares) $________
| |  Ashport Global Fixed Income Fund   ("C" shares) $________
| |  Ashport Large Cap Fund             ("C" shares) $________
| |  Ashport Small/Mid Cap Fund         ("C" shares) $________

6    DISTRIBUTION OPTION (SEE REVERSE)
| |  Dividends and capital gain and distributions reinvested.
| |  Dividends and capital gain distributions in cash.
| |  Dividends in cash and capital gain distributions reinvested.

7    DISTRIBUTION INSTRUCTIONS
Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

| |  Please mail distribution check as follows:

NAME____________________________________________________________________________

ADDRESS_________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ACCOUNT NUMBER (IF APPLICABLE)__________________________________________________

| |  Please wire distribution as follows:

NAME OF BANK____________________________________________________________________

BANK ADDRESS____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

BANK ACCOUNT NUMBER_____________________________________________________________

BANK NUMBER_____________________________________________________________________

8    REDEMPTIONS
If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

| | I authorize StateTrust to honor redemption instructions given by telex, cable, fax or in any other written form provided that the proceeds are transmitted only to the bank account specified below.

NAME OF BANK____________________________________________________________________

BANK ADDRESS____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

BANK ACCOUNT NUMBER_____________________________________________________________
BANK NUMBER_____________________________________________________________________

9    BANK/DEALER
We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

BANK/DEALER NAME________________________________________________________________

BRANCH NUMBER (IF ANY)__________________________________________________________

ADDRESS_________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

TELEPHONE NUMBER________________________________________________________________

AUTHORIZED SIGNATURE____________________________________________________________

ACCOUNT OFFICER NAME____________________________________________________________

ACCOUNT OFFICER NAME____________________________________________________________

10   CERTIFICATION & SIGNATURE

By signing below, I/we agree to the following provisions and policies.

o    The information provided in this application is true, correct and complete.

o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.

o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and join owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.

o Unless otherwise stipulated or until written notice to the contrary has been received from any of the joint holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.

o    The   information   herein  applies  to  all  exchanges  and   distribution
     investments.

Under penalties of perjury, I certify that: the Social Security or Tax Identification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the fund within 30 days the fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

                                                 (PLEASE COMPLETE REVERSE SIDE.)

I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.

PLEASE SIGN NAME(S) EXACTLY AS IT APPEARS IN SECTION 1.

SIGNATURE(S)____________________________________________________________________
________________________________________________________________________________

DATE_________________________

PROVISIONS OF APPLICATIONS

GENERAL PROVISIONS
All investments will be made by Statetrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. Statetrust shall not be liable for any act or omission made in good faith.

REGISTRATION
Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

DISTRIBUTION OPTION
If no box is checked, dividend and capital gain distributions will be reinvested.

WIRE TRANSFER
A. To open an account with an over-the-wire purchase. Have your dealer's back office call in advance to obtain a wire number.

B.   For a new account.  You will be asked to provide the information needed for
Section 1 though 5 and to confirm that you can provide each of certifications in
Section 9 in the Account Application. You must also complete the Account Application and mail it to Statetrust at the address noted in the prospectus.

C. For an existing account. You will be requested to provide the account number.

D. Wire Format. Your bank should be instructed to wire the investment as follows:

     Bank:

     ABA Number:

     Credit Account:

     Further Credit:

RISK FACTORS FOR THE LARGE CAP FUND AND THE SMALL/MID CAP FUND

     Like any investment, an investment in the Large Cap Fund or Small/Mid Cap Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income. Each of the Funds is subject to management risk, which is the risk that the portfolio manager will fail to achieve the Fund's objective.

     THE LARGE CAP FUND is subject to the risk that its market segment, securities of large cap companies may underperform other market segments or the equity markets as a whole. The Fund may invest in non-U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

     THE SMALL/MID CAP FUND is subject to the risk that its market segment, securities of small and mid-cap companies may underperform other market segments or the equity markets as a whole. The values of securities of smaller, less well known issuers can perform differently from the market as a whole and can be more volatile than that of larger issuers. The Fund may invest in non U.S. securities which may be riskier than U.S. investments. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S.

GLOBAL FIXED INCOME FUND

     The investment objective of the Global Fixed Income Fund is to achieve high income and capital appreciation consistent with reasonable risk.

     The Fund seeks to achieve its objective by investing in debt securities that the Adviser believes will maximize income at a level consistent with reasonable risk. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing the Fund by allocating assets across different market sectors and maturities. The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 30% of its assets in debt securities of issuers located in at least three countries (one of which may be the United States). Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage backed securities, asset backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal, the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser will sell when the credit or quality of the bond has slipped to a poor quality rating.

     [PICTURE OMITTED]
     INVESTMENTS. The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moodys"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

     The Fund may invest up to 20% of its total assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

     A Fund with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk exists when particu-lar investments are difficult to purchase or sell. A Fund's investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the liquid securities at an advantageous time or price.

     While this Fund seeks investments that will satisfy the investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of the securities. The Adviser seeks to limit this risk generally by selecting higher-quality debt securities. The Fund is also subject to management risk, the risk that the portfolio manager will fail to meet the Fund's objective. Other risks include interest rate risk, which relates to changes in the value of the bonds as interest rates change.

ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

CHANGE IN MARKET CAPITALIZATION
     The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Adviser's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.

TERMINATION OF FUND
     There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

NON-U.S. SECURITIES
     The Funds may each invest in non-U.S. securities. There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

CURRENCY RISK
     The Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of such Fund.

OPTIONS
     A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Cap Funds may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Miami, Florida 33131 serves as investment adviser, for the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission.

     The Investment Adviser is a Delaware Limited Liability Corporation and has been registered as an investment adviser in the State of Florida since April 2000. The Adviser also serves as adviser for the Ashport Offshore Funds.

PORTFOLIO MANAGER
     David Vurgait is a shareholder, director and adviser of the Investment Adviser. Mr. Vurgait will be serving as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School, McGill University and Universidad Simon Bolivar.

     Mr. Joseph Turnes will serve as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of StateTrust Wealth Management Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

     The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser a monthly fee of 1.25% of the average daily net assets of the Fund. The Global Fixed Income Fund pays the Adviser an annual fee payable monthly of .50% of the average daily net assets of the Fund. In the interest of limiting expenses of the Funds, the Adviser has agreed to waive or limit its fees and to assume other expense so that the total operating expenses of the Funds will not exceed 3.5% in one year.

PURCHASES AND REDEEMING FUND SHARES
--------------------------------------------------------------------------------

     You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:
                                                               [PICTURE OMITTED]
                         Ashport Mutual Funds
                         c/o StateTrust Capital, LLC
                         800 Brickell Avenue
                         Miami, FL 33131

     You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:

                         Ashport Mutual Funds
                         c/o StateTrust Capital, LLC
                         800 Brickell Avenue
                         Miami, FL 33131

     To wire funds you must provide your bank with funds and the following information:

                         First Union Bank
                         ABA # 031-201-467
                         c/o Ashport Mutual Funds

     For credit to the account of the Fund.

     For further credit to the shareholder account number, your name, account number, and name of Fund.

     ADDITIONAL INVESTMENTS ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

     You may sell your shares by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record at the NAV next calculated after your redemption request is received. Ordinarily, the Fund will issue your redemption check within 7 business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared. The Fund may reject any purchase order. There will be a $25.00 charge for a wire transfer redemption.

     By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions.

TRANSFER WITHIN THE ASHPORT FAMILY

     Any shareholder may at any time transfer in some or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

ABUSIVE TRADING PRACTICES

     To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.
                                                               [PICTURE OMITTED]

     The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Funds believe in good faith would accurately reflect their fair value.

CLASSES OF FUND SHARES
--------------------------------------------------------------------------------

     Each Fund offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:

--------------------------------------------------------------------------------
CLASS A SHARES:                SALES CHARGE AS A %         SALES CHARGE AS A %
                                 PURCHASE AMOUNT            OF OFFERING PRICE
--------------------------------------------------------------------------------
                               LESS THAN $100,000                4.75%
--------------------------------------------------------------------------------
                               $100,000-$249,999                 4.00%
--------------------------------------------------------------------------------
                               $250,000-$499,999                 3.00%
--------------------------------------------------------------------------------
                               $500,000-AND OVER                 2.25%
--------------------------------------------------------------------------------
CLASS C SHARES:                $1 AND OVER                       1.00%
--------------------------------------------------------------------------------

     Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of .25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of 1.00% for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

     The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

     STATEMENTS. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

     DISTRIBUTION AND SERVICE FEES: Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.
                                                               [PICTURE OMITTED]

     Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

DIVIDEND AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------

     The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

     For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.
                                                               [PICTURE OMITTED]

TAXES
--------------------------------------------------------------------------------

                                                               [PICTURE OMITTED]
     As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

     When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

     As a shareholder, you must provide the funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table is intended to help you understand the Funds' financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Funds assuming the reinvestment of all distributions. This information has been audited by Kaufman Rossin & Co. The Funds' financial statements and the auditors' report are included in the Annual Report, which is available upon request, without charge. The information presented for the period ended August 31, 2003 is unaudited. The unaudited financial statements for the period ended August 31, 2003 are included in the Semi-Annual Report, which is available upon request, without charge.

PER SHARE OPERATING PERFORMANCE
For the Period from Inception (December 20, 2001) through November 30, 2002.

                                          LARGE CAP  SMALL/MID CAP  FIXED INCOME
                                            SERIES      SERIES         SERIES
Net Asset Value
Beginning of Period                     $    10.00    $    10.00    $    10.00
--------------------------------------------------------------------------------
Operations: Net Investment
Income (Loss)                                (0.16)        (0.20)         0.21
--------------------------------------------------------------------------------
Net Realized and Unrealized
Gain (Loss) on Investments                   (2.31)         0.03          0.57
--------------------------------------------------------------------------------
Total to Operations                          (2.47)        (0.17)        (0.46)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $     7.53    $     9.83    $     9.54
--------------------------------------------------------------------------------
Total Return (Loss)1                        (24.70%)       (1.70%)       (4.60%)
--------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
For the Period from Inception (December 20, 2001) through November 30, 2002

                                          LARGE CAP  SMALL/MID CAP  FIXED INCOME
                                            SERIES      SERIES         SERIES

Net Asset Value
End of Period                           $   34,327    $ 51, 088     $   31.788
--------------------------------------------------------------------------------
Ratio of Expenses Before
Excess Expense Reimbursement
to Average Net Assets2                       87.39%       70.92%         75.61%
--------------------------------------------------------------------------------
Ratio of Excess Expense
Reimbursement to Average
Net Assets2                                 (83.38%)     (67.01%)       (71.69%)
--------------------------------------------------------------------------------
Ratio of Expenses to Average
Net Assets2                                   3.92%        3.91%          3.92%
--------------------------------------------------------------------------------
Ratio of Investment Income
(Loss) - Net to  Average
Net Assets                                   (2.73%)      (3.16%)         2.33%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        298%           9%           148%
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
For the Nine- Month Period Ended August 31, 2003 (unaudited)

                                         LARGE CAP  SMALL/MID CAP  FIXED INCOME
                                           SERIES      SERIES         SERIES

Net Asset Value
Beginning of Period                     $     7.53    $     9.83    $     9.54
--------------------------------------------------------------------------------
Operations: Net Investment
Income (Loss)                                 0.21         (0.40)         0.13
--------------------------------------------------------------------------------
Net Realized and Unrealized
Gain (Loss) on Investments                   (0.98)         0.43          0.00
--------------------------------------------------------------------------------
Total to Operations                           1.19         (0.03)         0.13
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $     8.72    $     9.86    $     9.67
--------------------------------------------------------------------------------
Total Return (Loss)1                         15.80%         0.31%          1.4%
--------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
For the Nine-Month Period Ended August 31, 2003 (unaudited).

                                         LARGE CAP  SMALL/MID CAP  FIXED INCOME
                                           SERIES      SERIES         SERIES

Net Asset Value
End of Period                           $  418,268    $  318,008    $  346,905
--------------------------------------------------------------------------------
Ratio of Expenses Before
Excess Expense
Reimbursement to Average
Net Assets2                                  12.72%        17.99%        11.72%
--------------------------------------------------------------------------------
Ratio of Excess Expense
Reimbursement to Average
Net Assets2                                   8.96%        14.23%         7.96%
--------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets2                           3.76%         3.76%         3.76%
--------------------------------------------------------------------------------
Ratio of Investment Income
(Loss) - Net to Average
Net Assets                                    2.57%         1.96%         1.83%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     587.99%       268.88%        58.18%
--------------------------------------------------------------------------------

     1    Sales fees are not reflected and total return is not annualized.
     2    Annualized Privacy Information Statement

PRIVACY INFORMATION STATEMENT
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o Information we receive from you on applications or other forms, such as social security numbers, personal financial information, occupation, and birth date;
     o Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and
     o Information we collect from you through your account inquiries by mail, e-mail or telephone.

We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

FOR MORE INFORMATION

GENERAL INFORMATION AND OTHER AVAILABLE INFORMATION
--------------------------------------------------------------------------------

     The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Fund's Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

     The Funds have a Statement of Additional Information that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC ( 1 - 202 - 942
     - 8090 ) or email to the SEC at PUBLICINFO@SEC.GOV or visit the SEC's web site at HTTP://WWW.SEC.GOV. You can also obtain copies of Fund documents filed with the SEC by writing:

                       Securities and Exchange Commission
                            Public Reference Section
                           Washington, DC 20549-6009

                  Payment of a duplicating fee may be required.

Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at (888) 282 - 2290 or go to WWW.ASHPORT.COM

Ashport Mutual Funds
SEC file number: 811-10301

                               Investment Adviser
                             StateTrust Capital LLC
                                Miami, FL 33131

                         Administrator & Transfer Agent
                             StateTrust Capital LLC
                                Miami, FL 33131

                                    Auditors
                             Kaufman, Rossin and Co.
                           2699 South Bayshore Drive
                                Miami, FL 33133

                                   Custodian
                                    Wachovia
                             123 South Broad Street
                             Philadelphia, PA 19109

                                  Distributor
                             StateTrust Investments
                                Miami, FL 33131
                              For More Information